                                                                   Exhibit 10.43

                            SUBORDINATION AGREEMENT


     THIS AGREEMENT OF SUBORDINATION is made and entered into this 26th day of
                                                                   ----
October, 1995, by and among GARY R. MARTINO, of Woodbridge, Connecticut ("Subordinating Creditor"), INFORMATION MANAGEMENT ASSOCIATES, INC., a Connecticut corporation, INFORMATION MANAGEMENT ASSOCIATES LIMITED, a corporation registered under the laws of England (together, "Borrower"), and PEOPLE'S BANK, a Connecticut banking corporation with an office located at One Financial Plaza, Hartford, Connecticut 06103-2613 (the "Bank").


                                  WITNESSETH:


     WHEREAS, Borrower has requested that the Bank extend to Borrower (i) a commercial line of credit (the "Line of Credit Loans") in the maximum aggregate principal amount of up to $6,000,000.00, as evidenced by a Line of Credit Promissory Note in said amount and of even date herewith, a copy of which is annexed hereto as Exhibit A (the "Line of Credit Note"), and (ii) a term loan
                  ---------
(the "Term Loan") in the amount of $2,500,000.00, as evidenced by a Term Loan Promissory Note in said amount and of even date herewith, a copy of which is annexed hereto as Exhibit B (the "Term Note"); and
                  ---------

     WHEREAS, to further evidence its obligations to repay the Term Loan and the Line of Credit Loans (collectively, the "Loans"), Borrower has or shall cause to be executed, inter alia, a Loan and Security Agreement of even date herewith (such agreements, together with the Line of Credit Note, the Term Note and any and all documents, instruments, and agreements executed in connection with or evidencing the Loans are herein referred to herein as the "Loan Documents"); and

     WHEREAS, the Bank has agreed to fund the Loans on the condition, among others, that Subordinating Creditor agrees to subordinate any and all indebtedness of Borrower to it to any and all direct and indirect indebtedness of Borrower to the Bank, pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, for value received and in consideration of the mutual covenants hereinafter contained, the parties hereto, intending to be legally bound hereby, do agree as follows:

     1.  Definitions
         -----------

         (a) "Senior Debt" means all indebtedness, liabilities, and obligations whatsoever, of every kind and description, whenever and however arising, absolute or contingent, due or to become due, now existing or hereafter arising from, or in any way connected with, any direct or indirect indebtedness of Borrower to the Bank, including, but not limited to, all principal and interest due and owing under the Term Note and the Line of Credit Note, together with all costs, expenses, and attorneys' and other professional fees incurred or any action to collect the Loans or to enforce or foreclose any of the Loan Documents.

         (b) "Subordinated Debt" means all indebtedness, liabilities, and obligations whatsoever, of every kind and description, whenever and however arising, absolute or contingent, due or to become due, from Borrower to Subordinating Creditor.

     2.  Subordination. Subordinating Creditor and Borrower do each agree that
         -------------
the Subordinated Debt is fully subordinated to the full and complete payment and satisfaction in full of the Senior Debt, and that no payments may be made on the Subordinated Debt without the prior written consent of the Bank until such time as the Senior Debt has been paid in full. Borrower's and Subordinating Creditor's books shall be marked to evidence the foregoing subordination of all the Subordinated Debt to the Bank. The Bank is authorized to examine such books from time to time and to make any notations required by this Agreement.

     3.  Warranties and Representations. Borrower and Subordinating Creditor do
         ------------------------------
each hereby represent and warrant that:

         (a) As of the date hereof, Borrower is indebted to Subordinating Creditor in a total amount which, when combined with amounts owed by Borrower to other executive officers of Borrower, does not exceed One Hundred Fifty Thousand and 00/100 Dollars ($l50,000.00);

         (b) Subordinating Creditor has not assigned nor will he assign any of the Subordinated Debt or any interest therein; and

         (c) Borrower has not and will not grant, directly or indirectly, to Subordinating Creditor any security for the repayment of the Subordinated Debt.

     4.  Negative Covenants. Until all of the Senior Debt has been fully and
         ------------------
finally paid:

         (a) Subordinating Creditor shall take no legal action whatsoever to collect the Subordinated Debt;

         (b) Neither Borrower nor Subordinating Creditor shall take or permit any action prejudicial to or inconsistent with the Bank's priority position over Subordinating Creditor that is created by this Agreement; and

         (c) Subordinating Creditor shall not ask for, demand, sue for, take or receive security for all or any part of the Subordinated Debt.

     5.  Bankruptcy; Rights of the Bank. Upon any distribution of any assets
         ------------------------------
of Borrower, whether by reason of sale, reorganization, liquidation, dissolution, arrangement, bankruptcy, receivership, assignment for the benefit of creditors, foreclosure, or otherwise, the Bank shall be entitled to receive payment in full of the Senior Debt prior to the payment of all or any part of the Subordinated Debt. To enable the Bank to assert and enforce its rights hereunder in any such proceeding or upon the happening of any such event, the Bank or any person whom the Bank may designate are hereby irrevocably appointed attorney-in-fact for Subordinating Creditor with full power to act in the place and stead of Subordinating Creditor, including the right to make, present, file, and vote such proofs of claim against Borrower on account of all or any part of the Subordinated Debt as you may deem advisable and to receive and collect any and all dividends or other payments made thereon and to apply the same on account of the Senior Debt. Subordinating Creditor will execute and deliver to the Bank such instruments as may be required by the Bank to enforce any and all of the Senior Debt, to effectuate the aforesaid

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

power of attorney, and to effect collection of any and all dividends or other payments which may be made at any time on account thereof.

     While this instrument remains in effect, Subordinating Creditor will not, without the Bank's prior written consent, assign to or subordinate in favor of any other person, firm, or corporation, any right, claim, or interest of any kind in or to all or any part of the Subordinated Debt, or commence or join with any other creditor in commencing any bankruptcy, reorganization, or insolvency proceeding against Borrower.

     In furtherance of the foregoing and as collateral security for the payment and discharge in full of any and all of the Senior Debt, Subordinating Creditor hereby transfers and assigns to the Bank the Subordinated Debt and all collateral security therefor to which Subordinating Creditor may at any time be entitled and all rights under all guarantees thereof and agrees to deliver to the Bank endorsed in blank all notes or other instruments now or hereafter evidencing the Subordinated Debt. the Bank may file one or more financing statements concerning any security interest hereby created without the signature of Subordinating Creditor appearing thereon.

     6.  Turnover of Prohibited Transfers. If any payment not permitted hereby
         --------------------------------
on account of the Subordinated Debt is received by Subordinating Creditor, such payment shall be delivered forthwith by Subordinating Creditor to the Bank for application to the Senior Debt, in the form received except for the addition of any endorsement or assignment necessary to effect a transfer of all rights therein to the Bank. The Bank is irrevocably authorized to supply any required endorsement or assignment which may have been omitted. Until so delivered, any such payment shall be held by Subordinating Creditor in trust for the Bank and shall not be commingled with other funds or property of Subordinating Creditor.

     7.  Waivers. Borrower and Subordinating Creditor each hereby waive any
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defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefor by the Bank. To the fullest extent permitted by law, Borrower and Subordinating Creditor each hereby further waive presentment, demand, protest, notice of protest, notice of default of dishonor, notice of payment or nonpayment, and any and all other notices and demands of any kind by the Bank in connection with all negotiable instruments evidencing all or any portion of the Senior Debt or the Subordinated Debt to which Borrower or Subordinating Creditor may be a party; notice of the acceptance of this Agreement by the Bank; notice of any loans made, extensions granted or other action taken in reliance hereon by the Bank; as this is a commercial transaction, notice of any hearing required under any federal or state law with respect to any prejudgment remedy which the Bank may desire to use; and all other demands and notices of every kind by the Bank in connection with this Agreement, the Senior Debt, or the Subordinated Debt. Subordinating Creditor assents to any release, renewal, extension, compromise, or postponement of the time of payment of the Senior Debt, to any substitution, exchange or release of collateral therefor and to the addition or release of any person primarily or secondarily liable thereon.

     8.  Indulgences Not Waivers. Neither the failure nor any delay on the part
         -----------------------
of the Bank to exercise any right, remedy, power, or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing.

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

     9.   Duration and Termination. This Agreement shall constitute a continuing
          ------------------------
agreement of subordination and shall remain in effect so long as Borrower is indebted, liable or obligated to the Bank under the Loan Documents.

     10.  Entire Agreement. This Agreement constitutes and expresses the entire
          ----------------
understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements, or conditions, whether express or implied, oral or written. Neither this Agreement nor any portion or provision hereof may be changed, waived, or amended orally or in any manner other than by an agreement in writing signed by the Bank, Borrower and Subordinating Creditor.

     11.  Expenses. Borrower and Subordinating Creditor jointly and severally
          --------
agree to pay the Bank on demand all expenses of every kind, including reasonable attorneys' and other professional fees, that the Bank may incur in enforcing any of its rights under this Agreement.

     12.  Successors and Assigns. This Agreement shall inure to the benefit of
          ----------------------
the Bank, its successors and assigns, and shall be binding upon Borrower, its successors and assigns, and Subordinating Creditor, and his respective heirs and administrators.

     13.  Governing Law. The validity, construction, and enforcement of this
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Agreement shall be governed by the laws of the State of Connecticut and the parties consent irrevocably to the jurisdiction of the courts of the State of Connecticut in resolving any dispute arising from this Agreement.

     14.  Severability. The provisions of the Agreement are independent of and
          ------------
separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed, sealed, and delivered, as of this 26th day of October, 1995.
                                          ----

                                 /s/ Gary R. Martino
                                 -----------------------------------------
                                 Gary R. Martino



                                 INFORMATION MANAGEMENT ASSOCIATES, INC.


                                 By /s/ Gary R. Martino
                                    --------------------------------------

                                     Its Chairman & CFO

                                                (signatures continued next page)

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

                                 INFORMATION MANAGEMENT ASSOCIATES LIMITED


                                 By
                                    --------------------------------------

                                    Its President


                                 By /s/ Gary R. Martino
                                    --------------------------------------

                                     Its Director



                                               (SEAL)



                                 PEOPLE'S BANK


                                 By /s/ David P. Berey
                                    --------------------------------------
                                    David P. Berey
                                    Its Vice President



STATE OF CONNECTICUT
                        ss.
COUNTY OF

     On this 26th day of October, 1995, personally appeared GARY R. MARTINO,
             ----
signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

                                 /s/ SIGNATURE APPEARS HERE
                                 --------------------------

                                 Notary Public
                                   My Commission Expires:

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